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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 7, 1997

                              TCC INDUSTRIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            1-7399                                     74-1366626
     (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)

                              816 CONGRESS AVENUE
                                   SUITE 1250
                              AUSTIN, TEXAS 78701
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 320-0976
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS

         On July 7, 1997, the Registrant issued the press release attached as
Exhibit 99.1 concerning the election on July 2, 1997 of Walter A. DeRoeck as Chairman and interim Chief Executive Officer of Registrant, the contemporaneous resignation of Lawrence W. Schumann as Chairman of the Board and Chief Executive Officer and certain events scheduled to occur in the near future.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1.    TCC Industries, Inc. Press Release dated July 7, 1997.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        TCC Industries, Inc.
                                        (Registrant)

Date: July 14, 1997                    By:  /s/ WALTER A. DeROECK
                                           -----------------------------------
                                            Walter A. DeRoeck
                                            Chairman of the Board
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------

 99.1        TCC Industries, Inc. Press Release dated July 7, 1997.